Income Taxes	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Income Taxes
INCOME TAXES

FASB authoritative guidance prescribes accounting for and disclosure of uncertain tax positions ("UTP") and requires application of a more likely than not threshold to the recognition and de-recognition of UTP.  FASB authoritative guidance permits recognition of the amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement.  A change in judgment related to the expected ultimate resolution of UTP is recognized in earnings in the quarter of change.  At January 1, 2011 and January 2, 2010, the Company had $0.1 million, respectively of gross unrecognized tax benefits; if recognized, the net impact on the Company’s effective tax rate would be less than $0.1 million, respectively.  The Company recognizes accrued interest and penalties, as appropriate, related to unrecognized tax benefits as a component of income tax expense.

In fiscal 2010, the Company's major taxing jurisdictions include the U.S. (federal and state).  The Company is no longer subject to federal examinations on years prior to fiscal 2006.  The number of years open for state tax audits varies, depending on the tax jurisdiction, but is generally from three to five years.  Currently, several state examinations are in progress.  The Company does not anticipate that any state or federal audits will have a significant impact on the Company’s results of operations or financial position.  In addition, the Company does not reasonably expect any significant changes to the estimated amount of liability associated with the Company's unrecognized tax positions in fiscal 2011.

Income tax expense/(benefit) attributable to income from continuing operations before income taxes consists of the following (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Current:
Federal	$21,491	$11,741	$29,193
State	4,356	2,702	5,152
Deferred:
Federal and State	253	10,646	1,009
	$26,100	$25,089	$35,354

Income tax expense for the years ended January 1, 2011, January 2, 2010 and January 3, 2009, differed from the amount computed by applying the statutory U.S. federal income tax rate to income from continuing operations before income taxes as a result of the following (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Computed "expected" tax expense	$24,620	$23,408	$31,471
State income taxes	2,679	2,491	3,436
Section 199 deduction	(2,079)	(744)	(1,257)
Non-deductible employee compensation	363	201	993
Tax credits	(80)	(441)	(128)
Reversal of reserve for taxes	(52)	(212)	(19)
Other, net	649	386	858
	$26,100	$25,089	$35,354

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at January 1, 2011 and January 2, 2010 are presented below (in thousands):

	January 1, 2011	January 2, 2010
Deferred tax assets:
Net operating loss carryforwards	$1,754	$2,196
Loss contingency reserves	9,941	7,330
Employee benefits	3,453	3,070
Pension liability	12,623	14,088
Intangible assets amortization, including taxable goodwill	233	552
Other	6,705	4,290
Total gross deferred tax assets	34,709	31,526
Less valuation allowance	(45)	(175)
Net deferred tax assets	34,664	31,351

Deferred tax liabilities:
Intangible assets amortization, including taxable goodwill	—	—
Property, plant and equipment depreciation	(23,192)	(21,788)
Other	(10,438)	(8,682)
Total gross deferred tax liabilities	(33,630)	(30,470)
	$1,034	$881

At January 1, 2011, the Company had net operating loss carryforwards for federal income tax purposes of approximately $4.7 million expiring through 2020.  The availability of the net operating loss carryforwards to reduce future taxable income is subject to various limitations.  As a result of the change in ownership which occurred pursuant to the May 2002 recapitalization, utilization of the net operating loss carryforwards is limited to approximately $0.7 million per year for the remaining life of the net operating losses.

The net change in the total valuation allowance was a decrease of approximately $0.1 million for the year ended January 1, 2011 due to the expiration of net operating loss carryforwards.  The Company has assessed that it is more likely than not that it will generate sufficient taxable income in future periods to realize its deferred income tax assets.